THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (“Agreement”) is entered into as of April 20, 2010, by and among Vanguard Minerals Corporation (“Vanguard” or the "Company"); and the purchasers listed on Schedule A of this Agreement (individually, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, Vanguard desires to issue and sell, and Purchaser desires to purchase, the number of shares of Vanguard’s Common Stock, par value $0.001 per share (the “Common Stock”), that would be issuable based on the purchase amount set forth opposite the name of each Purchaser on Schedule A hereto, as determined under Section 1.4 hereof;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I
PURCHASE AND SALE OF SHARES

Section 1.1                          Purchase and Sale.  Vanguard hereby sells, assigns, transfers and delivers to Purchaser the number of shares of Common Stock set forth opposite the name of each Purchaser on Schedule A, and the Purchaser hereby purchases from Vanguard the number of shares of Common Stock of Vanguard priced at $1.50 per share as set forth opposite the name of each Purchaser under the heading “Total Purchase Price” on Schedule A.

Section 1.2                         Deliveries on Behalf of Vanguard. Vanguard hereby delivers to each Purchaser; one or more certificates representing the number of Shares based on the purchase amount opposite the name of such entity or individual on Schedule A and as determined under Section 1.4 hereof.

Section 1.3                         Deliveries by the Purchasers. Each Purchaser listed on Schedule A hereby delivers to Vanguard payment of the aggregate purchase price set forth opposite the name of such Purchaser under the heading “Total Purchase Price” on Schedule A hereto in the form of shares of PEI Worldwide Holdings, Inc. valued at $1.50 per share and delivered immediately to the Company concurrently with the execution of this Agreement.

Section 1.4.       Issuance.  The Company acknowledges that payment in full for the shares has been made and that the shares will be issued immediately in the amounts listed on Schedule A attached hereto.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.1                         Each of the Purchasers, severally but not jointly, represents and warrants, as to such Purchaser only, to Vanguard that such Purchaser:

(a)                     has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Shares contemplated hereby, and the Purchaser’s financial situation is such that the Purchaser is able to bear indefinitely the economic risk of such investment;

(b)                    has had the opportunity to meet with certain of Vanguard’s officers and representatives to discuss Vanguard’s business, assets, liabilities and financial condition;

(c)                     is acquiring the Shares for its own account for investment purposes only, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 as amended, and the regulations promulgated thereunder (the “Securities Act”);

(d)                    understands that the Shares have not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or pursuant to an exemption therefrom and further understands that availability of an exemption may depend on factors over which the Purchaser has no control;

(e)                     is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, or if not such an “accredited investor”, has notified Vanguard of this fact in writing;

(f)                       is not relying upon any information, other than that contained in this Agreement and the results of the Purchaser’s own independent investigation;

(g)                    if not a natural person, is a limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of its state of organization;

(h)                    has the power and authority to execute and deliver this Agreement and to perform and consummate the transactions contemplated hereby. The Purchaser has taken all actions necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its respective terms, except as the enforceability thereof may be limited by general principles of equity applicable to bankruptcy, insolvency, reorganization or similar laws generally.

Section 2.2                         The Company hereby makes the following representations and warranties to each Purchaser:

(a)                     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has the corporate power and authority to carry on its business as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

(b)                    Immediately prior to the date hereof (i) the authorized capital stock of the Company consists of 1,666,666 shares of common stock and no shares of preferred stock, (ii)of which 268,499 shares of common stock are issued and outstanding..

(c)                     Immediately prior to the date hereof, the Company does not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock, nor does it have outstanding any rights or options to subscribe for or to purchase any capital stock or any stock or securities convertible into or exchangeable for any capital stock or any agreement related thereto, except as entered into concurrently as of the date hereof or except as disclosed in the Company’s filings with the Securities and Exchange Commission.

(d)                    The Shares of the Company will be and all of the outstanding shares of the Company’s capital stock have been duly authorized, validly issued, fully paid and non-assessable.

(e)                      The Company has made available to the Purchaser true and complete copies of its articles of incorporation and bylaws as in effect on the date hereof.

(f)                       The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby and thereby have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the availability of equitable remedies and to the laws of bankruptcy and other similar laws affecting creditors’ rights generally. The execution and delivery by the Company of this Agreement and all other agreements and instruments contemplated hereby to be executed by the Company and the offering, sale and issuance of the Shares hereunder, does not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body (other than in connection with certain state and federal securities laws) pursuant to, the certificate of incorporation or the bylaws, or any law, statute, rule, regulation, instrument, order, judgment or decree to which the Company is subject or any agreement or instrument to which the Company is a party.

ARTICLE III
MISCELLANEOUS

Section 3.1                         Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each party.

Section 3.2                          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

[Signature Pages Follow]

Vanguard Minerals Corporation

By:	/s/
Name: James Price
Title: President and Chief Executive Officer

Signature Page to Subscription Agreement

X_____________________________________
Signature of Purchaser

Print Name of Purchaser: _______________________________

Schedule A

Name of Purchaser:
Number of Shares of Vanguard Minerals Corporation Purchased:
$1.50 per share
Total Purchase Price: